UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 19, 2013

BROADLEAF CAPITAL PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	2-916510	88-0490034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3887 Pacific Street, Las Vegas, NV	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (702) 650-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICERS APPOINTMENT OF PRINCIPAL OFFICERS

On August 19, 2013 Donna Steward’s resignation as Chief Financial Officer became effective.  She remains as a member of the Board of Directors.   On August 19, 2013 T. T. Owen accepted an appointment as interim  Chief Financial Officer.   The Company intends on holding a shareholder’s meeting to elect new officers and directors in accordance with its bylaws and the laws of the State of Nevada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADLEAF CAPITAL PARTNERS, INC.

Dated: August 22, 2013	By:	/s/ J. Michael King
J. MMichael King
President